UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2005

GE Commercial Mortgage Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114525-01 (Commission File Number)	02-0666931 (IRS Employer Identification No.)
292 Long Ridge Road, Stamford, Connecticut (Address of principal executive offices)	06927 (Zip Code)

Registrant's telephone number, including area code 203-357-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K/A relates to the monthly distribution reported to the holders of GE Commercial Mortgage Corporation Commercial Mortgage Pass-Through Certificates, Series 2005-C1, which was made on August 10, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on August 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GE COMMERCIAL MORTGAGE CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 22, 2005
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
Aron Kassa 714.259.6214
aron.kassa@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Rating Information
Loan Level Detail
Historical Collateral Prepayment
Delinquent Loan Detail
Page 2-4
Page 5-7

Page 11-12
Page 13-18

Realized Loss Detail
Historical REO Report
Defeased Loans
Appraisal Reduction Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GECM05C1
GECM05C1_200508_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
17-Feb-05
10-Mar-05
10-Jun-48
Parties to The Transaction
Depositor: GE Commercial Mortgage Corporation
Underwriter: Banc of America Securities LLC/Deutsche Bank Securities Inc.
Master Servicer: GEMSA Loan Services, L.P.
Special Servicer: LNR Partners, Inc.
Rating Agency: Dominion Bond Rating Service Limited/Fitch, Inc./Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gemsals.com
www.etrustee.net

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.414565%
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
91
Upper-Tier REMIC
Revised Date:
ABN AMRO Acct: 722370.1
924.652500330
14.815575802
0.000000000
909.836924527
3.091421508
Fixed
0.00
0.00
0.000000000
4.0120000000%
0.000000000
36828QKM7
A-1
75,842,000.00
1,123,642.90
0.00
69,003,852.03
234,459.59
70,127,494.93
1000.000000000
0.000000000
0.000000000
1000.000000000
3.627500000
Fixed
0.00
0.00
0.000000000
4.3530000000%
0.000000000
36828QKN5
A-2
419,280,000.00
0.00
0.00
419,280,000.00
1,520,938.20
419,280,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.815000000
Fixed
0.00
0.00
0.000000000
4.5780000000%
0.000000000
36828QKP0
A-3
155,000,000.00
0.00
0.00
155,000,000.00
591,325.00
155,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.936666757
Fixed
0.00
0.00
0.000000000
4.7240000000%
0.000000000
36828QKQ8
A-4
36,781,000.00
0.00
0.00
36,781,000.00
144,794.54
36,781,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.832500104
Fixed
0.00
0.01
0.000000207
4.5990000000%
0.000000000
36828QLX2
A-AB
48,230,000.00
0.00
0.00
48,230,000.00
184,841.48
48,230,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.976666674
4.7720000000%
0.00
0.00
0.000000000
4.7720000000%
0.000000000
36828QKR6
A-5
457,852,000.00
0.00
0.00
457,852,000.00
1,820,724.79
457,852,000.00
997.882279230
0.455305792
0.000000000
997.426973438
3.844341481
4.6230000000%
0.00
0.00
0.000000000
4.6230000000%
0.000000000
36828QKS4
A-1A
146,374,000.00
66,644.93
0.00
145,997,375.81
562,711.64
146,064,020.74
1000.000000000
0.000000000
0.000000000
1000.000000000
4.021666667
4.8260000000%
0.00
0.00
0.000000000
4.8260000000%
0.000000000
36828QKT2
A-J
110,916,000.00
0.00
0.00
110,916,000.00
446,067.18
110,916,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.038333294
4.8460000000%
0.00
0.00
0.000000000
4.8460000000%
0.000000000
36828QKV7
B
41,855,000.00
0.00
0.00
41,855,000.00
169,024.44
41,855,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.057500299
4.8690000000%
0.00
0.00
0.000000000
4.8690000000%
0.000000000
36828QKW5
C
16,742,000.00
0.00
0.00
16,742,000.00
67,930.67
16,742,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166728
4.9490000000%
0.00
0.00
0.000000000
4.9490000000%
0.000000000
36828QKX3
D
27,206,000.00
0.00
0.00
27,206,000.00
112,202.08
27,206,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.215000341
5.0580000000%
0.00
0.00
0.000000000
5.0580000000%
0.000000000
36828QKY1
E
14,649,000.00
0.00
0.00
14,649,000.00
61,745.54
14,649,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.449419201
5.3722596678%
0.00
0.00
0.000000000
5.3393032046%
0.000000000
36828QLA2/U36984DD8
F
23,020,000.00
0.00
0.00
23,020,000.00
102,425.63
23,020,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.476919244
5.3722596678%
0.00
0.00
0.000000000
5.3723032046%
0.000000000
36828QLB0/U36984DE6
G
14,649,000.00
0.00
0.00
14,649,000.00
65,582.39
14,649,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.476919524
5.3722596678%
0.00
0.00
0.000000000
5.3723032046%
0.000000000
36828QLC8/U36984DF3
H
25,113,000.00
0.00
0.00
25,113,000.00
112,428.88
25,113,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882501194
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLD6/U36984DG1
J
4,186,000.00
0.00
0.00
4,186,000.00
16,252.15
4,186,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500299
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLE4/U36984DH9
K
8,371,000.00
0.00
0.00
8,371,000.00
32,500.41
8,371,000.00
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.414565%
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
91
Upper-Tier REMIC
Revised Date:
ABN AMRO Acct: 722370.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500000
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLF1/U36984DJ5
L
10,464,000.00
0.00
0.00
10,464,000.00
40,626.48
10,464,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500000
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLG9/U36984DK2
M
2,092,000.00
0.00
0.00
2,092,000.00
8,122.19
2,092,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500398
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLH7/U36984DL0
N
6,279,000.00
0.00
0.00
6,279,000.00
24,378.22
6,279,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882499403
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLJ3/U36984DM8
O
4,185,000.00
0.00
0.00
4,185,000.00
16,248.26
4,185,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882499879
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLK0/U36984DN6
P
25,113,523.00
0.00
0.00
25,113,523.00
97,503.25
25,113,523.00
996.401573524
0.000000000
0.000000000
995.690614159
0.047800294
0.0482578323%
0.00
11,615.28
0.006937811
0.0492120687%
0.000000000
N
36828QKZ8
X-C
1,674,199,523.00
0.00
0.00
1,666,984,751.28
80,027.23
1,668,175,039.11
1000.000000000
0.000000000
0.000000000
1000.000000000
0.595220309
0.7142649868%
0.00
0.00
0.000000000
0.7142643699%
0.000000000
N
36828QKU9
X-P
1,624,676,000.00
0.00
0.00
1,624,676,000.00
967,040.15
1,624,676,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
111309399
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
111309407
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
11,615.29
1,674,199,523.00
1,668,175,038.67
8,670,188.22
Total
1,666,984,750.84
1,190,287.83
0.00
7,479,900.39
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.414565%
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
91
Grantor Trust
Revised Date:
ABN AMRO Acct: 722370.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST863
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Revised Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,459,556.84
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
7,518,257.78
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
11,615.28
Other Interest Proceeds
0.00
Total
11,615.28
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
7,481,846.57
)
(1,946.20
0.00
0.00
0.00
)
(1,946.20
825,008.98
175,278.85
1,000,287.83
190,000.00
0.00
0.00
0.00
0.00
190,000.00
1,190,287.83
8,672,134.40
8,670,188.20
1,668,175,039.11
127
1,000,287.83
190,000.00
0
0.00
0.00
0
0.00
0
1,666,984,751.28
127
72,461.13
273,307.39
175,278.85
1,058,700.95
175,278.85
1,058,700.95
48,026.49
0.00
0.00
8,776.69
56,803.18
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(48,026.49
7,479,900.37
Interest Not Advanced (
Current Period
)
0.00
1,058,700.95
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(273,307.39
)
(72,461.13
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Revised Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,146,270.11
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,892,613.21
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
11,615.28
Other Interest Proceeds
0.00
Total
11,615.28
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
6,858,639.05
)
(1,775.80
0.00
0.00
0.00
)
(1,775.80
810,483.32
123,159.58
933,642.90
190,000.00
0.00
0.00
0.00
0.00
190,000.00
1,123,642.90
7,982,281.95
7,980,506.15
1,522,110,483.55
114
933,642.90
190,000.00
0
0.00
0.00
0
0.00
0
1,520,986,840.65
114
36,945.58
140,865.92
123,159.58
746,343.10
123,159.58
746,343.10
45,589.44
0.00
0.00
7,019.70
52,609.14
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(45,589.44
6,856,863.25
Interest Not Advanced (
Current Period
)
0.00
746,343.10
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(140,865.92
)
(36,945.58
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Revised Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
313,286.73
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
625,644.57
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
623,207.52
)
(170.41
0.00
0.00
0.00
)
(170.41
14,525.66
52,119.27
66,644.93
0.00
0.00
0.00
0.00
0.00
0.00
66,644.93
689,852.45
689,682.04
146,064,555.56
13
66,644.93
0.00
0
0.00
0.00
0
0.00
0
145,997,910.63
13
35,515.55
132,441.47
52,119.27
312,357.85
52,119.27
312,357.85
2,437.05
0.00
0.00
1,757.00
4,194.04
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(2,437.05
623,037.11
Interest Not Advanced (
Current Period
)
0.00
312,357.85
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(132,441.47
)
(35,515.55
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Revised Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
234,459.59
234,459.59
234,459.59
0.00
20.00%
20.09%
30/360
4.012000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,520,938.20
1,520,938.20
1,520,938.20
0.00
20.00%
20.09%
30/360
4.353000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
591,325.00
591,325.00
591,325.00
0.00
20.00%
20.09%
30/360
4.578000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
144,794.54
144,794.54
144,794.54
0.00
20.00%
20.09%
30/360
4.724000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
184,841.47
184,841.47
184,841.48
0.00
20.00%
20.09%
30/360
4.599000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
1,820,724.79
1,820,724.79
1,820,724.79
0.00
20.00%
20.09%
30/360
4.772000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
562,711.64
562,711.64
562,711.64
0.00
20.00%
20.09%
30/360
4.623000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
446,067.18
446,067.18
446,067.18
0.00
13.38%
13.43%
30/360
4.826000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
169,024.44
169,024.44
169,024.44
0.00
10.88%
10.92%
30/360
4.846000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,930.67
67,930.67
67,930.67
0.00
9.88%
9.92%
30/360
4.869000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
112,202.08
112,202.08
112,202.08
0.00
8.25%
8.29%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
61,745.54
61,745.54
61,745.54
0.00
7.38%
7.41%
30/360
5.058000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
102,425.63
102,425.63
102,425.63
0.00
6.00%
6.03%
30/360
5.339303205%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
65,582.39
65,582.39
65,582.39
0.00
5.13%
5.15%
30/360
5.372303205%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
112,428.88
112,428.88
112,428.88
0.00
3.63%
3.64%
30/360
5.372303205%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
16,252.15
16,252.15
16,252.15
0.00
3.38%
3.39%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
32,500.41
32,500.41
32,500.41
0.00
2.88%
2.89%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
40,626.48
40,626.48
40,626.48
0.00
2.25%
2.26%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
8,122.19
8,122.19
8,122.19
0.00
2.13%
2.13%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
24,378.22
24,378.22
24,378.22
0.00
1.75%
1.76%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
16,248.26
16,248.26
16,248.26
0.00
1.50%
1.51%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
97,503.25
97,864.10
97,503.25
360.85
0.00%
0.00%
30/360
4.659000000%
0.00
360.85
0.00
0.00
11,615.28
0.00
0.00
0.00
X-C
30
68,411.95
80,027.23
80,027.23
0.00
NA
NA
30/360
0.049212069%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-P
30
967,040.15
967,040.15
967,040.15
0.00
NA
NA
30/360
0.714264370%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
11,615.28
0.00
7,468,285.10
7,480,261.23
7,479,900.39
360.85
0.00
360.85
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
ABN AMRO Acct: 722370.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
8/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
7/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
6/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
5/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
4/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Amort
ABN AMRO Acct: 722370.1
Series 2005-C1
10-Aug-05
127
100.00%
1,666,984,751
99.57%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
284
5.41%
5.37%
1
11,615
0
0
11-Jul-05
127
100.00%
1,668,175,039
99.64%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
285
5.24%
5.20%
0
0
0
0
10-Jun-05
127
100.00%
1,669,301,015
99.71%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
286
5.41%
5.37%
0
0
0
0
10-May-05
127
100.00%
1,670,291,848
99.77%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
287
5.24%
5.20%
1
32,878
0
0
11-Apr-05
127
100.00%
1,671,929,189
99.86%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
288
5.41%
5.37%
0
0
0
0
10-Mar-05
127
100.00%
1,672,890,618
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
288
4.89%
4.85%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
DBRS
DBRS
A-1
36828QKM7
AAA
NR
AAA
AAA
A-2
36828QKN5
AAA
NR
AAA
AAA
A-3
36828QKP0
AAA
NR
AAA
AAA
A-4
36828QKQ8
AAA
NR
AAA
AAA
A-AB
36828QLX2
AAA
NR
AAA
AAA
A-5
36828QKR6
AAA
NR
AAA
AAA
A-1A
36828QKS4
AAA
NR
AAA
AAA
A-J
36828QKT2
AAA
NR
AAA
AAA
B
36828QKV7
AA
NR
AA
AA
C
36828QKW5
AA-
NR
AA-
AA Low
D
36828QKX3
A
NR
A
A
E
36828QKY1
A-
NR
A-
A Low
F
36828QLA2
BBB+
NR
BBB+
BBB High
G
36828QLB0
BBB
NR
BBB
BBB
H
36828QLC8
BBB-
NR
BBB-
BBB Low
J
36828QLD6
BB+
NR
BB+
BB High
K
36828QLE4
BB
NR
BB
BB
L
36828QLF1
BB-
NR
BB-
BB Low
M
36828QLG9
B+
NR
B+
B High
N
36828QLH7
B
NR
B
B
O
36828QLJ3
B-
NR
B-
B Low
P
36828QLK0
NR
NR
NR
NR

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
DBRS
DBRS
X-C
36828QKZ8
AAA
NR
AAA
AAA
X-P
36828QKU9
AAA
NR
AAA
AAA
S
9ABST863
NR
NR
NR
NR

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
MI
4.28%
1-Dec-09
GECM5C1A
Retail
0.00
96,452,677
481,355

IL
5.31%
1-Jan-15
GECM5C1A
Office
0.00
91,000,000
416,058

VA
4.72%
1-Jan-12
GECM5C1A
Office
0.00
75,000,000
304,963

HI
4.33%
1-Jan-10
GECM5C1A
Retail
0.00
62,329,968
312,954

NY
5.06%
1-Jan-10
GECM5C1A
Office
0.00
60,000,000
261,433

CA
5.14%
1-Feb-15
GECM5C1A
Office
0.00
58,000,000
256,714

NC
4.63%
1-Jan-10
GECM5C1B
Multifamily
0.00
52,650,000
209,913

NV
5.21%
1-Jan-15
GECM5C1A
Multifamily
0.00
47,250,000
211,982

CA
5.65%
1-May-15
GECM5C1A
Office
0.00
43,862,053
230,906

CT
5.71%
1-Jan-15
GECM5C1A
Retail
0.00
36,735,338
214,983

CA
5.53%
1-Feb-10
GECM5C1A
Office
0.00
31,250,000
148,811

GA
6.88%
1-Sep-13
GECM5C1A
Retail
0.00
28,506,659
203,752
A

XX
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
6,000,000
28,675

MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
4,875,000
23,298

LA
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
4,225,000
20,192

MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
3,900,000
18,639

FL
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,495,000
11,924

MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,450,000
11,709

TX
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,165,000
10,347

XX
5.16%
1-Jul-11
GECM5C1A
Lodging
0.00
24,652,532
135,084

MA
5.24%
1-Jan-10
GECM5C1A
Multifamily
0.00
23,811,366
132,380

IL
6.34%
1-Sep-14
GECM5C1A
Lodging
0.00
22,660,678
152,977

FL
4.40%
1-Nov-09
GECM5C1A
Retail
0.00
22,425,000
84,966

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
PA
5.46%
1-Jan-15
GECM5C1B
Multifamily
0.00
22,000,000
103,437
A

TX
5.31%
1-Dec-10
GECM5C1A
Office
0.00
21,800,000
99,681

WA
5.38%
1-Jan-15
GECM5C1A
Retail
0.00
19,842,155
112,029

NY
5.70%
1-Dec-14
GECM5C1A
Retail
0.00
19,143,791
112,017

WA
5.12%
1-Jan-10
GECM5C1A
Industrial
0.00
19,045,478
104,482

CA
5.36%
1-Feb-15
GECM5C1A
Office
0.00
18,800,000
86,772

UT
5.23%
1-Jan-15
GECM5C1A
Office
0.00
18,500,000
83,333

MD
5.63%
1-Jan-15
GECM5C1A
Office
0.00
17,888,996
103,790

NY
5.40%
1-Feb-15
GECM5C1A
Retail
0.00
17,880,806
101,076

IL
5.60%
1-Mar-15
GECM5C1A
Retail
0.00
17,869,093
111,613
A

FL
5.35%
1-Jan-15
GECM5C1B
Multifamily
0.00
17,744,922
99,398
A

PA
5.46%
1-Jan-15
GECM5C1A
Retail
0.00
17,269,101
98,359

NV
4.74%
1-Jan-10
GECM5C1A
Retail
0.00
16,000,000
65,307
A

NC
5.72%
1-Jan-15
GECM5C1A
Retail
0.00
15,833,934
100,367

AZ
5.92%
1-Nov-14
GECM5C1A
Retail
0.00
15,789,000
80,489

WA
5.51%
1-Jan-15
GECM5C1A
Lodging
0.00
15,422,683
95,829

WA
5.93%
1-Jul-14
GECM5C1A
Retail
0.00
15,225,000
77,745

AR
4.94%
1-Dec-14
GECM5C1A
Multifamily
0.00
14,858,311
79,974

FL
4.67%
1-Nov-09
GECM5C1A
Multifamily
0.00
14,806,089
77,396
A

CA
4.98%
1-Dec-14
GECM5C1A
Retail
0.00
14,715,000
63,116
A

AL
5.25%
1-Jan-15
GECM5C1A
Multifamily
0.00
14,320,000
64,738
A

CT
5.69%
1-Dec-14
GECM5C1A
Retail
0.00
13,489,696
78,848

NY
5.39%
1-Jan-15
GECM5C1A
Retail
0.00
13,355,330
75,487
A

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
NY
5.47%
1-Dec-14
GECM5C1A
Self Storage
0.00
13,286,265
75,832

OH
4.94%
1-Dec-14
GECM5C1A
Retail
0.00
13,345,000
56,768

CA
5.00%
1-Jan-15
GECM5C1A
Multifamily
0.00
13,000,000
55,972

AZ
5.54%
1-Jan-10
GECM5C1A
Lodging
0.00
12,500,000
59,632

IN
5.25%
1-Jan-10
GECM5C1A
Multifamily
0.00
12,480,000
56,420

VA
4.53%
1-Dec-09
GECM5C1B
Multifamily
0.00
11,877,153
61,016
A

FL
5.79%
1-Feb-20
GECM5C1A
Industrial
0.00
11,744,598
74,836

ND
5.38%
1-Dec-14
GECM5C1A
Multifamily
0.00
11,200,000
51,887

CA
5.40%
1-Oct-11
GECM5C1A
Office
0.00
10,881,504
61,768

TX
5.52%
1-Jan-15
GECM5C1A
Retail
0.00
10,800,000
51,336

CA
5.79%
1-Jan-15
GECM5C1A
Office
0.00
9,929,625
58,612

TX
5.54%
1-Jan-15
GECM5C1A
Retail
0.00
9,400,000
44,859

IL
5.44%
1-Jan-15
GECM5C1A
Retail
0.00
9,209,907
52,342

CA
6.02%
1-Jan-14
GECM5C1A
Self Storage
0.00
9,109,019
59,388

SC
5.33%
1-Feb-15
GECM5C1B
Multifamily
0.00
8,865,095
49,727
A

UT
5.32%
1-Jan-10
GECM5C1A
Office
0.00
8,494,922
70,662

CA
5.48%
1-Dec-14
GECM5C1A
Self Storage
0.00
8,576,732
49,005

FL
5.36%
1-Feb-15
GECM5C1A
Retail
0.00
8,264,478
46,512
A

CA
5.75%
1-Oct-14
GECM5C1A
Retail
0.00
8,100,000
40,106

IL
5.53%
1-Dec-14
GECM5C1A
Retail
0.00
8,000,000
38,096

MO
5.30%
1-Jan-15
GECM5C1A
Retail
0.00
7,937,865
44,424
A

CA
5.30%
1-Jan-15
GECM5C1A
Self Storage
0.00
7,500,000
34,229

LA
5.34%
1-Jan-15
GECM5C1A
Retail
0.00
7,442,210
41,834

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
TN
5.46%
1-Jan-15
GECM5C1B
Multifamily
0.00
7,225,255
41,162

LA
5.69%
1-Jan-15
GECM5C1A
Self Storage
0.00
7,130,446
44,256

VA
5.80%
1-Sep-14
GECM5C1A
Self Storage
0.00
7,083,966
45,513

CO
5.42%
1-Jan-15
GECM5C1A
Retail
0.00
7,000,000
32,671

CO
5.03%
1-Jan-10
GECM5C1A
Office
0.00
7,000,000
30,320

WA
4.86%
1-Dec-14
GECM5C1B
Multifamily
0.00
6,800,000
28,458

FL
5.60%
1-Jan-12
GECM5C1A
Self Storage
0.00
6,303,555
36,454

TX
5.23%
1-Dec-14
GECM5C1A
Retail
0.00
6,216,099
34,557

NY
5.54%
1-Jan-15
GECM5C1A
Office
0.00
6,193,805
35,587

NY
5.46%
1-Jan-15
GECM5C1A
Mixed Use
0.00
6,200,000
29,150
A

AZ
5.95%
1-Aug-14
GECM5C1A
Retail
0.00
6,200,000
31,766

CA
5.13%
1-Jan-15
GECM5C1A
Retail
0.00
6,150,171
33,766

NY
5.37%
1-Dec-09
GECM5C1A
Self Storage
0.00
5,374,603
36,381

TN
5.54%
1-Jan-15
GECM5C1A
Self Storage
0.00
5,558,543
31,937

TX
5.39%
1-Dec-14
GECM5C1A
Self Storage
0.00
5,452,547
30,850

CA
5.43%
1-Dec-14
GECM5C1A
Office
0.00
5,379,214
32,017

NY
5.13%
1-Jan-15
GECM5C1A
Office
0.00
5,158,233
28,329

KY
5.85%
1-Feb-15
GECM5C1A
Retail
0.00
4,969,679
29,497

WA
5.23%
1-Jan-15
GECM5C1A
Industrial
0.00
4,960,631
27,551

VA
5.10%
1-Dec-14
GECM5C1A
Office
0.00
4,954,254
27,147

CA
4.88%
1-Jan-10
GECM5C1A
Office
0.00
4,462,075
23,839

TX
5.75%
1-Sep-14
GECM5C1A
Retail
0.00
4,449,984
26,261

MS
5.29%
1-Jan-15
GECM5C1A
Multifamily
0.00
4,475,000
20,385
A

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
MD
5.13%
1-Jan-15
GECM5C1A
Office
0.00
4,414,257
24,243

CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
2,950,000
13,133

CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
1,450,000
6,455

CA
5.60%
1-Feb-15
GECM5C1A
Self Storage
0.00
4,344,153
25,099
A

TX
5.18%
1-Nov-14
GECM5C1B
Multifamily
0.00
4,256,112
23,559
A

OR
4.64%
1-Jan-10
GECM5C1A
Multifamily
0.00
4,212,456
21,889

CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
4,050,000
18,030

TX
5.48%
1-Jan-10
GECM5C1A
Retail
0.00
3,710,553
22,265
190,000

CA
5.20%
1-Dec-14
GECM5C1A
Multifamily
0.00
3,814,538
23,041

TX
4.56%
1-Nov-09
GECM5C1B
Multifamily
0.00
3,795,759
19,594
A

TN
5.50%
1-Jan-15
GECM5C1A
Retail
0.00
3,722,014
21,292

CA
5.97%
1-Sep-14
GECM5C1A
Self Storage
0.00
3,660,718
22,112

CT
5.30%
1-Feb-15
GECM5C1B
Multifamily
0.00
3,400,000
15,517

IN
5.46%
1-Jan-15
GECM5C1A
Mobile Home Park
0.00
3,400,000
15,986

TX
5.54%
1-Dec-14
GECM5C1A
Retail
0.00
3,339,029
20,837
A

ID
5.40%
1-Feb-15
GECM5C1A
Mobile Home Park
0.00
3,137,068
18,414

LA
5.39%
1-Jan-15
GECM5C1A
Retail
0.00
3,076,350
17,388

CA
5.44%
1-Jan-12
GECM5C1A
Office
0.00
3,026,963
17,203

WA
5.76%
1-Jan-12
GECM5C1A
Self Storage
0.00
2,978,758
17,526

ND
5.15%
1-Jan-15
GECM5C1B
Multifamily
0.00
2,975,998
16,381

WA
5.55%
1-Oct-14
GECM5C1A
Mobile Home Park
0.00
2,968,666
17,128

LA
5.60%
1-Nov-09
GECM5C1A
Office
0.00
2,837,880
17,840
A

LA
5.60%
1-Nov-14
GECM5C1A
Self Storage
0.00
2,811,247
17,672

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
NV
5.77%
1-Jan-15
GECM5C1A
Self Storage
0.00
2,780,215
16,376

CA
5.34%
1-Dec-14
GECM5C1A
Self Storage
0.00
2,764,950
16,928

ND
5.19%
1-Jan-15
GECM5C1B
Multifamily
0.00
2,718,961
16,382

FL
5.95%
1-Sep-14
GECM5C1A
Self Storage
0.00
2,720,681
16,399

CA
5.79%
1-Nov-14
GECM5C1A
Self Storage
0.00
2,576,547
15,239

IL
5.76%
1-Dec-14
GECM5C1A
Mobile Home Park
0.00
2,344,935
15,237

VA
5.40%
1-Feb-15
GECM5C1A
Retail
0.00
2,309,604
13,056

TX
5.98%
1-Oct-14
GECM5C1A
Self Storage
0.00
2,140,079
12,927

MI
4.89%
1-Nov-09
GECM5C1A
Mobile Home Park
0.00
2,027,845
10,867
A

TX
5.98%
1-Sep-14
GECM5C1A
Self Storage
0.00
1,991,673
12,043

SC
5.36%
1-Feb-15
GECM5C1B
Multifamily
0.00
1,688,655
9,504
A

CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
1,650,000
7,346

1,666,984,751
8,527,322
190,000
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Revised Date:
Cumulative
Current
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Revised Date:
1-Jul-05
203,037.97
203,037.97
0.00
A
12
1-Jul-05
102,886.67
102,886.67
0.00
A
24
1-Jul-05
109,823.83
109,823.83
0.00
4-Oct-05
A
33
1-Jul-05
98,953.58
98,953.58
0.00
A
34
1-Jul-05
64,906.67
64,906.67
0.00
A
36
1-Jul-05
77,025.62
77,025.62
0.00
A
42
1-Jul-05
61,644.00
61,644.00
0.00
A
43
1-Jul-05
64,380.33
64,380.33
0.00
A
44
1-Jul-05
75,152.61
75,152.61
0.00
A
46
1-Jul-05
60,719.03
60,719.03
0.00
A
52
1-Jul-05
49,505.49
49,505.49
0.00
A
61
1-Jul-05
46,305.01
46,305.01
0.00
A
64
1-Jul-05
43,629.76
43,629.76
0.00
A
67
1-Jul-05
28,995.33
28,995.33
0.00
A
79
1-Jul-05
20,272.99
20,272.99
0.00
A
92
1-Jul-05
24,990.02
24,990.02
0.00
A
96
1-Jul-05
23,452.15
23,452.15
0.00
A
97
1-Jul-05
19,498.84
19,498.84
0.00
A
102
1-Jul-05
20,753.39
20,753.39
0.00
A
107
1-Jul-05
17,768.47
17,768.47
0.00
A
114
1-Jul-05
10,816.69
10,816.69
0.00
A
124
1-Jul-05
9,461.36
9,461.36
0.00
A
126
1,233,979.80
1,233,979.80
Total
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Current Total
Cumulative
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Historical Collateral Level REO Report
Property
Type
Revised Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722370.1
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Defeased Loans
Revised Date:
Disclosure
Control #
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Revised Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Revised Date:
Loan
Status
Code(1)
4-Oct-05
17,869,093
115

IL
5.60%
1-Mar-15
Retail
17,894,416
Not Avail.
Not Avail. Not Avail.
A
33
17,869,093
17,894,416
1
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Revised Date:
Other/TBD
Partial payments have been made to bring regular loan payments current, other charges still owing.
33
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
10-Aug-05
11-Jul-05
12-Sep-05
29-Jul-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Revised Date:
15-Nov-2005 - 09:53 (T828-T864) (c) 2005 LaSalle Bank N.A.